UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

July 11, 2008
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CHDT CORPORATION
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA                                      0-28331                                84-1047159
(State of Incorporation or       (Commission File Number)       (I.R.S. Employer
organization)                                                                           Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
 (Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02   ISSUANCE OF UNREGISTERED EQUITY SECURITIES.

On July 11, 2008, CHDT Corporation, a Florida corporation, (“CHDT”) received a loan commitment from Jeffrey Postal, a director of CHDT, for a maximum of $250,000 principal amount.  The principal accrues interest at 8% simple interest per annum and has a six (6) month term.  Principal and all accrued interest on the principal are due in a lump-sum payment on the maturity date of January 11, 2009, which can be extended for an additional six (6) consecutive month period with the mutual agreement of both parties.  As an equity kicker, CHDT also issued a warrant to Mr. Postal to purchase 4 million shares of “restricted” (as defined under Rule 144 of the Securities Act of 1933, as amended) concurrently with the loan commitment.  The exercise price under the warrant is $0.025 per share and the warrant has a term of five years.  The debt obligation is evidenced by a Promissory Note, dated July 11, 2008, which is attached to this Form 8-K as Exhibit 10.1.  Attached to the Promissory Note is the form of the warrant.  The proceeds from the loan will be used solely for funding of the production of products sold by CHDT’s wholly owned subsidiary, Capstone Industries, Inc.   CHDT elected to pursue the loan from Mr. Postal because the funding was immediately available from Mr. Postal without the customary delay of and the numerous restrictive covenants of traditional bank financing, the funding was needed this fiscal quarter to fund the production of products and there was no assurance or certainty that the funding could be obtained from other funding sources in a timely manner or at all.

This funding is in addition to the credit line afforded Capstone Industries, Inc., a wholly-owned subsidiary of CHDT, by Sterling National Bank and is being obtained for new product orders.

This transaction and the underlying documentation were approved by disinterested directors of CHDT as being fair to CHDT and its public shareholders.

The issuance of the warrant is made in reliance on a Section 4(2) exemption from registration under the Securities Act of 1933, as amended.

The above description of the Promissory Note and warrant are qualified in their entirety by reference to the actual documents, which are attached to this Form 8-K Report as Exhibit 10.1.

 ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

EXHIBIT NUMBER                      DESCRIPTION

10.1	Promissory Note, dated July 11, 2008, issued by CHDT Corporation to Jeffrey Postal, a director of CHDT Corporation, with a Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

 CHDT CORPORATION

           Date:   July 11, 2008

/s/ Gerry McClinton
Name: Gerry McClinton, Chief Operating Officer